Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2012

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES:
Minimum rents	$168,887	$172,973	$495,557	$510,250
Percentage rents	3,113	3,001	8,321	8,786
Other rents	3,786	4,175	13,735	13,686
Tenant reimbursements	72,793	76,796	214,193	229,550
Management, development and leasing fees	3,139	1,909	7,574	4,814
Other	7,895	8,409	23,894	26,362
Total revenues	259,613	267,263	763,274	793,448

OPERATING EXPENSES:
Property operating	37,437	38,601	110,632	112,788
Depreciation and amortization	67,186	70,720	198,123	209,925
Real estate taxes	23,109	23,506	69,464	72,635
Maintenance and repairs	13,922	13,661	40,079	43,075
General and administrative	10,171	10,092	35,964	33,133
Loss on impairment of real estate	21,654	51,304	21,654	51,304
Other	5,871	7,446	19,188	22,795
Total operating expenses	179,350	215,330	495,104	545,655
Income from operations	80,263	51,933	268,170	247,793
Interest and other income	822	595	3,193	1,752
Interest expense	(62,433)	(70,133)	(183,687)	(208,216)
Gain on extinguishment of debt	178	—	178	581
Gain on sales of real estate assets	1,659	2,890	1,753	3,602
Equity in earnings of unconsolidated affiliates	2,062	989	5,401	4,222
Income tax (provision) benefit	(1,195)	(4,653)	(1,234)	1,770
Income (loss) from continuing operations	21,356	(18,379)	93,774	51,504
Operating income (loss) of discontinued operations	(8,952)	90	(6,321)	23,495
Gain (loss) on discontinued operations	88	(31)	983	121
Net income (loss)	12,492	(18,320)	88,436	75,120
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	1,776	7,760	(7,783)	(5,443)
Other consolidated subsidiaries	(6,194)	(6,166)	(17,139)	(18,708)
Net income (loss) attributable to the Company	8,074	(16,726)	63,514	50,969
Preferred dividends	(10,594)	(10,594)	(31,782)	(31,782)
Net income (loss) attributable to common shareholders	$(2,520)	$(27,320)	$31,732	$19,187
Basic per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$0.03	$(0.18)	$0.24	$0.01
Discontinued operations	(0.05)	—	(0.03)	0.12
Net income (loss) attributable to common shareholders	$(0.02)	$(0.18)	$0.21	$0.13
Weighted average common shares outstanding	158,689	148,363	152,721	148,264

Diluted earnings per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$0.03	$(0.18)	$0.24	$0.01
Discontinued operations	(0.05)	—	(0.03)	0.12
Net income (loss) attributable to common shareholders	$(0.02)	$(0.18)	$0.21	$0.13
Weighted average common and potential dilutive common shares outstanding	158,731	148,405	152,765	148,310

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$4,876	$(27,366)	$36,019	$793
Discontinued operations	(7,396)	46	(4,287)	18,394
Net income (loss) attributable to common shareholders	$(2,520)	$(27,320)	$31,732	$19,187

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2012

The Company's calculation of FFO allocable to its shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Net income (loss) attributable to common shareholders	$(2,520)	$(27,320)	$31,732	$19,187
Noncontrolling interest in income (loss) of operating partnership	(1,776)	(7,760)	7,783	5,443
Depreciation and amortization expense of:
Consolidated properties	67,186	70,720	198,123	209,925
Unconsolidated affiliates	10,828	7,020	32,947	21,132
Discontinued operations	114	684	576	1,657
Non-real estate assets	(478)	(732)	(1,366)	(1,959)
Noncontrolling interests' share of depreciation and amortization	(1,208)	(214)	(3,537)	(516)
Loss on impairment of real estate, net of tax benefit	29,773	51,068	29,969	56,070
Gain on depreciable property	—	(2,406)	(493)	(2,406)
(Gain) loss on discontinued operations, net of taxes	(89)	31	(644)	(86)
Funds from operations of the operating partnership	101,830	91,091	295,090	308,447
Gain on extinguishment of debt	(178)	—	(178)	(32,015)
Funds from operations of the operating partnership, as adjusted	$101,652	$91,091	$294,912	$276,432

Funds from operations per diluted share	$0.54	$0.48	$1.55	$1.62
Gain on extinguishment of debt(1)	—	—	—	(0.17)
Funds from operations, as adjusted, per diluted share	$0.54	$0.48	$1.55	$1.45
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,236	190,422	190,226	190,366
Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$101,830	$91,091	$295,090	$308,447
Percentage allocable to common shareholders (2)	83.43%	77.93%	80.30%	77.90%
Funds from operations allocable to common shareholders	$84,957	$70,987	$236,957	$240,280

Funds from operations of the operating partnership, as adjusted	$101,652	$91,091	$294,912	$276,432
Percentage allocable to common shareholders (2)	83.43%	77.93%	80.30%	77.90%
Funds from operations allocable to common shareholders, as adjusted	$84,808	$70,987	$236,814	$215,341

(1)	Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 9.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$815	$463	$2,973	$2,702
Lease termination fees per share	$—	$—	$0.02	$0.01
Straight-line rental income	$2,181	$2,052	$4,403	$3,737
Straight-line rental income per share	$0.01	$0.01	$0.02	$0.02
Gains on outparcel sales	$2,275	$30	$5,128	$2,023
Gains on outparcel sales per share	$0.01	$—	$0.03	$0.01
Net amortization of acquired above- and below-market leases	$795	$877	$1,575	$2,083
Net amortization of acquired above- and below-market leases per share	$—	$—	$0.01	$0.01
Net amortization of debt premiums (discounts)	$652	$603	$1,707	$1,960
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.01
Income tax (provision) benefit	$(1,195)	$(4,653)	$(1,234)	$1,770
Income tax (provision) benefit per share	$(0.01)	$(0.02)	$(0.01)	$0.01
Loss on impairment of real estate from continuing operations	$(21,654)	$(51,304)	$(21,654)	$(51,304)
Loss on impairment of real estate from continuing operations per share	$(0.11)	$(0.27)	$(0.11)	$(0.27)
Loss on impairment of real estate from discontinued operations	$(8,466)	$—	$(8,759)	$(6,696)
Loss on impairment of real estate from discontinued operations per share	$(0.04)	$—	$(0.05)	$(0.04)
Gain on extinguishment of debt from discontinued operations	$—	$—	$—	$31,434
Gain on extinguishment of debt from discontinued operations per share	$—	$—	$—	$0.17

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2012

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Net income (loss) attributable to the Company	$8,074	$(16,726)	$63,514	$50,969

Adjustments:
Depreciation and amortization	67,186	70,720	198,123	209,925
Depreciation and amortization from unconsolidated affiliates	10,828	7,020	32,947	21,132
Depreciation and amortization from discontinued operations	114	684	576	1,657
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,208)	(214)	(3,537)	(516)
Interest expense	62,433	70,133	183,687	208,216
Interest expense from unconsolidated affiliates	11,022	7,195	33,289	21,655
Interest expense from discontinued operations	—	511	208	1,734
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,014)	(300)	(2,476)	(800)
Abandoned projects expense	8	—	(115)	51
Gain on sales of real estate assets	(1,659)	(2,890)	(5,772)	(3,602)
Gain on sales of real estate assets of unconsolidated affiliates	(636)	(81)	(851)	(1,327)
Gain on extinguishment of debt	(178)	—	(178)	(581)
Gain on extinguishment of debt from discontinued operations	—	—	—	(31,434)
Writedown of mortgage notes receivable	—	400	—	1,900
Loss on impairment of real estate	21,654	51,304	21,654	51,304
Loss on impairment of real estate from discontinued operations	8,466	—	8,759	6,696
Income tax provision (benefit)	1,195	4,653	1,234	(1,770)
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	(1,776)	(7,760)	7,783	5,443
(Gain) loss on discontinued operations	(88)	31	(983)	(121)
Operating partnership's share of total NOI	184,421	184,680	537,862	540,531
General and administrative expenses	10,171	10,092	35,964	33,133
Management fees and non-property level revenues	(7,030)	(7,096)	(19,233)	(18,752)
Operating partnership's share of property NOI	187,562	187,676	554,593	554,912
Non-comparable NOI	(9,229)	(11,958)	(21,712)	(32,737)
Total same-center NOI	$178,333	$175,718	$532,881	$522,175
Total same-center NOI percentage change	1.5%		2.1%

Total same-center NOI	$178,333	$175,718	$532,881	$522,175
Less lease termination fees	(832)	(385)	(2,711)	(2,401)
Total same-center NOI, excluding lease termination fees	$177,501	$175,333	$530,170	$519,774

Malls	$158,653	$158,146	$475,082	$466,411
Associated centers	8,192	7,673	24,478	23,262
Community centers	5,350	4,479	15,119	14,090
Offices and other	5,306	5,035	15,491	16,011
Total same-center NOI, excluding lease termination fees	$177,501	$175,333	$530,170	$519,774

Percentage Change:
Malls	0.3%		1.9%
Associated centers	6.8%		5.2%
Community centers	19.4%		7.3%
Offices and other	5.4%		(3.2)%
Total same-center NOI, excluding lease termination fees	1.2%		2.0%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of September 30, 2012 and 2011

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of September 30, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,822,271	$879,119	$4,701,390
Noncontrolling interests' share of consolidated debt	(70,585)	—	(70,585)
Company's share of unconsolidated affiliates' debt	670,282	129,696	799,978
Company's share of consolidated and unconsolidated debt	$4,421,968	$1,008,815	$5,430,783
Weighted average interest rate	5.47%	2.47%	4.91%

	As of September 30, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,125,280	$1,107,868	$5,233,148
Noncontrolling interests' share of consolidated debt	(15,486)	(726)	(16,212)
Company's share of unconsolidated affiliates' debt	393,702	149,950	543,652
Company's share of consolidated and unconsolidated debt	$4,503,496	$1,257,092	$5,760,588
Weighted average interest rate	5.63%	2.56%	4.96%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2012
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,194	$21.34	$4,058,740
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			4,627,490
Company's share of total debt			5,430,783
Total market capitalization			$10,058,273
Debt-to-total-market capitalization ratio			54.0%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on September 28, 2012. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
2012:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	158,689	158,731	152,721	152,765
Weighted average operating partnership units	31,506	31,505	37,461	37,461
Weighted average shares- FFO	190,195	190,236	190,182	190,226

2011:
Weighted average shares - EPS	148,363	148,405	148,264	148,310
Weighted average operating partnership units	42,017	42,017	42,056	42,056
Weighted average shares- FFO	190,380	190,422	190,320	190,366

Dividend Payout Ratio

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Weighted average cash dividend per share	$0.22896	$0.22690	$0.68688	$0.66860
FFO per diluted, fully converted share, as adjusted	$0.54	$0.48	$1.55	$1.45
Dividend payout ratio	42.4%	47.3%	44.3%	46.1%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of September 30, 2012 and 2011

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	September 30, 2012	December 31, 2011
ASSETS
Real estate assets:
Land	$872,171	$851,303
Buildings and improvements	7,020,344	6,777,776
	7,892,515	7,629,079
Accumulated depreciation	(1,920,906)	(1,762,149)
	5,971,609	5,866,930
Held for sale	1,852	14,033
Developments in progress	170,435	124,707
Net investment in real estate assets	6,143,896	6,005,670
Cash and cash equivalents	66,350	56,092
Receivables:
Tenant, net of allowance for doubtful accounts of $2,004 and $1,760 in 2012 and 2011, respectively	79,900	74,160
Other, net of allowance for doubtful accounts of $1,257 and $1,400 in 2012 and 2011, respectively	12,916	11,592
Mortgage and other notes receivable	26,007	34,239
Investments in unconsolidated affiliates	302,635	304,710
Intangible lease assets and other assets	258,612	232,965
	$6,890,316	$6,719,428

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,701,390	$4,489,355
Accounts payable and accrued liabilities	337,926	303,577
Total liabilities	5,039,316	4,792,932
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	40,929	32,271
Redeemable noncontrolling preferred joint venture interest	423,834	423,834
Total redeemable noncontrolling interests	464,763	456,105
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 159,094,361 and 148,364,037 issued and outstanding in 2012 and 2011, respectively	1,591	1,484
Additional paid-in capital	1,702,321	1,657,927
Accumulated other comprehensive income	4,387	3,425
Dividends in excess of cumulative earnings	(470,430)	(399,581)
Total shareholders' equity	1,237,892	1,263,278
Noncontrolling interests	148,345	207,113
Total equity	1,386,237	1,470,391
	$6,890,316	$6,719,428

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of September 30, 2012

Condensed combined financial statement information of the unconsolidated affiliates is presented as follows:
(Unaudited; in thousands)

	As of
	September 30, 2012	December 31, 2011
ASSETS:
Investment in real estate assets	$2,226,364	$2,239,160
Less: Accumulated depreciation	(498,938)	(447,121)
	1,727,426	1,792,039
Construction in progress	23,499	19,640
Net investment in real estate assets	1,750,925	1,811,679
Other assets	180,600	190,465
Total assets	$1,931,525	$2,002,144

LIABILITIES:
Mortgage and other notes payable	$1,467,038	$1,478,601
Other liabilities	47,818	51,818
Total liabilities	1,514,856	1,530,419

OWNERS' EQUITY:
The Company	252,048	267,136
Other investors	164,621	204,589
Total owners' equity	416,669	471,725
Total liabilities and owners’ equity	$1,931,525	$2,002,144

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Total revenues	$61,821	$37,290	$186,320	$114,237
Depreciation and amortization	(20,423)	(12,481)	(61,907)	(37,581)
Other operating expenses	(18,742)	(10,842)	(55,765)	(33,647)
Income from operations	22,656	13,967	68,648	43,009
Interest expense	(21,002)	(12,903)	(63,199)	(39,140)
Gain on sales of real estate assets	1,271	79	1,701	1,744
Net income	$2,925	$1,143	$7,150	$5,613

	Company's Share for the Three Months Ended September 30,		Company's Share for the Nine Months Ended September 30,
	2012	2011	2012	2011

Total revenues	$32,803	$20,683	$99,190	$63,667
Depreciation and amortization	(10,828)	(7,020)	(32,947)	(21,132)
Other operating expenses	(9,527)	(5,560)	(28,404)	(17,985)
Income from operations	12,448	8,103	37,839	24,550
Interest expense	(11,022)	(7,195)	(33,289)	(21,655)
Gain on sales of real estate assets	636	81	851	1,327
Net income	$2,062	$989	$5,401	$4,222

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three and Nine Months of September 30, 2012

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
EBITDA:
Net income (loss) attributable to the Company	$8,074	$(16,726)	$63,514	$50,969

Adjustments:
Depreciation and amortization	67,186	70,720	198,123	209,925
Depreciation and amortization from unconsolidated affiliates	10,828	7,020	32,947	21,132
Depreciation and amortization from discontinued operations	114	684	576	1,657
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,208)	(214)	(3,537)	(516)
Interest expense	62,433	70,133	183,687	208,216
Interest expense from unconsolidated affiliates	11,022	7,195	33,289	21,655
Interest expense from discontinued operations	—	511	208	1,734
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,014)	(300)	(2,476)	(800)
Income and other taxes	1,390	4,865	2,407	(969)
Gain on extinguishment of debt	(178)	—	(178)	(581)
Gain on extinguishment of debt from discontinued operations	—	—	—	(31,434)
Writedown of mortgage notes receivable	—	400	—	1,900
Loss on impairment of real estate	21,654	51,304	21,654	51,304
Loss on impairment of real estate from discontinued operations	8,466	—	8,759	6,696
Abandoned projects	8	—	(115)	51
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	(1,776)	(7,760)	7,783	5,443
Gain on depreciable property	—	(2,406)	(493)	(2,406)
(Gain) loss on discontinued operations	(89)	31	(983)	(86)
Company's share of total EBITDA	$186,910	$185,457	$545,165	$543,890

Interest Expense:
Interest expense	$62,433	$70,133	$183,687	$208,216
Interest expense from unconsolidated affiliates	11,022	7,195	33,289	21,655
Interest expense from discontinued operations	—	511	208	1,734
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,014)	(300)	(2,476)	(800)
Company's share of total interest expense	$72,441	$77,539	$214,708	$230,805

Ratio of EBITDA to Interest Expense	2.58	2.39	2.54	2.36

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three and Nine Months of September 30, 2012

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Company's share of total EBITDA	$187,088	$185,457	$545,165	$543,890
Interest expense	(62,433)	(70,133)	(183,687)	(208,216)
Interest expense from discontinued operations	—	(511)	(208)	(1,734)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	1,014	300	2,476	800
Income and other taxes	(1,390)	(4,865)	(2,407)	969
Net amortization of deferred financing costs and debt premiums (discounts)	1,752	2,049	5,539	8,124
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	24	6	24	19
Net amortization of intangible lease assets	(404)	(652)	(551)	(1,179)
Depreciation and interest expense from unconsolidated affiliates	(21,850)	(14,215)	(66,236)	(42,787)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	1,208	214	3,537	516
Noncontrolling interests in earnings of other consolidated subsidiaries	6,194	6,166	17,139	18,708
Gain on outparcel sales	(1,660)	(484)	(4,297)	(1,231)
Realized (gain) loss on available for sale securities	—	—	(160)	22
Equity in earnings of unconsolidated affiliates	(2,062)	(989)	(5,401)	(4,222)
Distributions from unconsolidated affiliates	4,410	2,249	11,724	6,171
Share-based compensation expense	472	267	2,211	1,769
Provision for doubtful accounts	(21)	457	1,310	1,999
Change in deferred tax assets	1,365	(106)	3,681	(5,032)
Changes in operating assets and liabilities	(13,703)	15,330	(10,241)	(451)
Cash flows provided by operating activities	$99,826	$120,540	$319,618	$318,135

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three and Nine Months of September 30, 2012

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands)

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	$106,895		$106,895	$—
Statesboro, GA	Statesboro Crossing	Feb-13		1.22%	13,513		—	13,513
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	64,328		64,328	—
Columbia, SC	Columbia Place	Sep-13		5.45%	27,265		27,265	—
St. Louis, MO	South County Center	Oct-13		4.96%	72,694		72,694	—
Joplin, MO	North Park Mall	Mar-14		5.75%	34,107		34,107	—
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
D'lberville, MS	The Promenade	Dec-14	Dec-18	1.92%	58,000		—	58,000
Rockford, IL	CherryVale Mall	Oct-15		5%	82,828		82,828	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	92,835		92,835	—
Madison, WI	East Towne Mall	Nov-15		5%	70,627		70,627	—
Madison, WI	West Towne Mall	Nov-15		5%	99,761		99,761	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	29,787		29,787	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Gettysburg, PA	The Outlet Shoppes at Gettysburg	Feb-16		5.87%	40,348		40,348	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		2.24%	11,572	(a)	11,572	—
Nashville, TN	CoolSprings Crossing	Apr-16		2.14%	13,001	(b)	13,001	—
Stroud, PA	Stroud Mall	Apr-16		2.19%	34,770	(c)	34,770	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	5,733		5,733	—
York, PA	York Galleria	Apr-16		2.15%	55,541	(d)	55,541	—
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	106,538		106,538	—
Midland, MI	Midland Mall	Aug-16		6.1%	34,730		34,730	—
Akron, OH	Chapel Hill Mall	Aug-16		6.1%	70,373		70,373	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	77,457		77,457	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	—
Minot, ND	Dakota Square Mall	Nov-16		6.23%	58,737		58,737	—
Fairview Heights, IL	St. Clair Square	Dec-16		3.46%	124,250		—	124,250
Southaven, MS	Southaven Towne Center	Jan-17		5.5%	41,993		41,993	—
Cary, NC	Cary Towne Center	Mar-17		8.5%	56,439		56,439	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,669		15,669	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	69,161		69,161	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	40,826		40,826	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	98,837		98,837	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	20,690		20,690	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	138,293		138,293	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,397		15,397	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		7.06%	66,585		66,585	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	156,742		156,742	—
Daytona Beach, FL	Volusia Mall	Jul-19		8%	53,572		53,572	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8%	31,142		31,142	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,287		14,287	—
Burnsville, MN	Burnsville Center	Jul-20		6%	79,683		79,683	—
Roanoke, VA	Valley View Mall	Jul-20		6.5%	62,584		62,584	—
Huntsville, AL	Parkway Place	Jul-20		6.5%	40,439		40,439	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	92,368		92,368	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,334		10,334	—
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	42,565		42,565	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,283		19,283	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	96,579		96,579	—
Lexington, KY	Fayette Mall	May-21		5.42%	180,172		180,172	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	89,753		89,753	—
Burlington, NC	Alamance Crossing - East	Jul-21		5.83%	50,160		50,160	—
Asheville, NC	Asheville Mall	Sep-21		5.8%	76,646		76,646	—
Fayetteville, NC	Cross Creek Mall	Jan-22		4.54%	137,960		137,960	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Jan-22		5.73%	59,172		59,172	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
North Charleston, SC	Northwoods Mall	Apr-22		5.08%	72,595		72,595	—
Douglasville, GA	Arbor Place	May-22		5.1%	121,473		121,473	—
Chattanooga, TN	CBL Center	Jun-22		5%	21,862		21,862	—
Louisville, KY	Jefferson Mall	Jun-22		4.75%	70,939		70,939	—
Saginaw, MI	Fashion Square	Jun-22		4.95%	41,786		41,786	—
Colonial Heights, VA	Southpark Mall	Jun-22		4.85%	66,769		66,769	—
Spartanburg, SC	WestGate Mall	Jul-22		4.99%	39,865		39,865	—
	SUBTOTAL				$3,991,110		$3,795,347	$195,763
Weighted average interest rate					5.3%		5.42%	2.85%

Debt Premiums (Discounts): (e)

Monroeville, PA	Monroeville Mall	Jan-13		5.83%	$125		$125	$—
St. Louis, MO	South County Center	Oct-13		4.96%	(391)		(391)	—
St. Louis, MO	Chesterfield Mall	Sep-16		4.96%	(1,055)		(1,055)	—
Minot, ND	Dakota Square Mall	Nov-16		6.23%	2,789		2,789	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		7.06%	7,084		7,084	—
Joplin, MO	Northpark Mall	Apr-22		5.08%	108		108	—
	SUBTOTAL				$8,660		$8,660	$—
Weighted average interest rate					4.68%		4.68%	—

Total Loans On Operating Properties And Debt Premiums (Discounts)					$3,999,770		$3,804,007	$195,763
Weighted average interest rate					5.3%		5.42%	2.85%

Construction Loans:
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.22%	$10,200		$—	$10,200
Burlington, NC	Alamance West	Dec-13	Dec-15	3.22%	16,000		—	16,000
Woodstock, GA	The Outlet Shoppes at Atlanta	Aug-15	Aug-17	2.97%	5,046		—	5,046
	SUBTOTAL			3.28%	$31,246		$—	$31,246

Credit Facilities:
Secured credit facilities:
$525,000 capacity		Feb-14	Feb-15	2.72%	$77,500		$—	$77,500
$520,000 capacity		Apr-14		2.73%	150,196		—	150,196
$105,000 capacity		Jun-15	Jun-16	2.48%	29,205		—	29,205
Total secured facilities				2.7%	256,901		—	256,901
Unsecured term facilities:
Starmount		Nov-12		1.35%	167,209		—	167,209
General		Apr-13		1.84%	228,000		—	228,000
Total term facilities				1.63%	395,209		—	395,209
	SUBTOTAL			2.05%	$652,110		$—	$652,110

Other	Pearland Town Center				$18,264	(f)	$18,264	$—

Total Consolidated Debt					$4,701,390		$3,822,271	$879,119
Weighted average interest rate					4.84%		5.43%	2.27%

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair	Dec-12		5%	$13,302	(g)	$—	$13,302
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,812		38,812	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
St. Louis, MO	West County Center	Apr-13		5.19%	71,422		71,422	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.72%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.74%	3,003		—	3,003
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.71%	63,990		—	63,990
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	40,333	(h)	40,333	—
Ft. Myers, FL	Gulf Coast Town Center Phase III	Jul-15		2.75%	6,914		—	6,914
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	31,712		31,712	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	137,850		137,850	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	92,122		92,122	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	16,977		16,977	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	10,367		10,367	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,225		12,225	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	20,662		20,662	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,001		7,001	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	2,788		2,788	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	54,926		54,926	—
York, PA	York Town Center	Feb-22		4.9%	18,810		18,810	—
	SUBTOTAL				$800,142		$670,446	$129,696

Debt Premiums (Discounts) - Unconsolidated:
St. Louis, MO	West County Center	Apr-13		5.85%	$(164)		$(164)	$—

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Woodstock, GA	The Outlet Shoppes at Atlanta	25%		2.97%	$(1,261)		$(1,261)	$—
Gettysburg, PA	The Outlet Shoppes at Gettysburg	50%		5.87%	(20,174)		(20,174)	—
Chattanooga, TN	Hamilton Place	10%		5.86%	(10,654)		(10,654)	—
Chattanooga, TN	Hamilton Corner	10%		5.67%	(1,567)		(1,567)	—
El Paso, TX	The Outlet Shoppes at El Paso	25%		7.06%	(16,646)		(16,646)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,143)		(1,143)	—
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.99%	(827)		(827)	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	25%		5.73%	(14,793)		(14,793)	—
Chattanooga, TN	CBL Center	8%		5.8%	(1,749)		(1,749)	—
	SUBTOTAL				$(68,814)		$(68,814)	$—

Less Noncontrolling Interests' Share Of Debt Premium:
El Paso, TX	The Outlet Shoppes at El Paso	25%		4.75%	$(1,771)		$(1,771)	$—

Company's Share Of Consolidated And Unconsolidated Debt					$5,430,783		$4,421,968	$1,008,815
Weighted average interest rate					4.91%		5.47%	2.47%

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Lee's Summit, MO	Summit Fair	Dec-12		5%	$49,266		$—	$49,266
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
St. Louis, MO	West County Center	Apr-13		5.19%	142,845		142,845	—
St. Louis, MO	West County Center - debt discount	Apr-13		5.19%	(328)		(328)	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.72%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.74%	3,003		—	3,003
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.71%	63,990		—	63,990
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	80,667	(h)	80,667	—
Ft. Myers, FL	Gulf Coast Town Center Phase III	Jul-15		2.75%	6,914		—	6,914
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	52,853		52,853	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	184,244		184,244	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	33,955		33,955	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	21,825		21,825	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	24,450		24,450	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	41,324		41,324	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,002		14,002	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	190,800		190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	5,576		5,576	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	109,852		109,852	—
York, PA	York Town Center	Feb-22		4.9%	37,619		37,619	—
					$1,496,744		$1,331,084	$165,660
Weighted average interest rate					5.57%		5.76%	4.06%

(a)
The Company has an interest rate swap on a notional amount of $11,572, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $13,001, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $34,770, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $55,541, amortizing to $48,337 over the term of the swap, related to York Galleria to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $18,615.
(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of of September 30, 2012

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$167,209	$13,302	$—	$180,511	3.32%
2013	512,695	132,276	—	644,971	11.88%
2014	326,167	82,820	—	408,987	7.53%
2015	533,784	332,588	(1,261)	865,111	15.93%
2016	802,255	27,344	(30,828)	798,771	14.71%
2017	563,890	138,076	(18,213)	683,753	12.59%
2018	214,742	54,926	—	269,668	4.96%
2019	84,714	—	—	84,714	1.56%
2020	196,993	—	(1,143)	195,850	3.61%
2021	657,860	—	(827)	657,033	12.10%
2022	632,421	18,810	(16,542)	634,689	11.69%
Face Amount of Debt	4,692,730	800,142	(68,814)	5,424,058	99.88%
Net Premiums (Discounts) on Debt	8,660	(164)	(1,771)	6,725	0.12%
Total	$4,701,390	$799,978	$(70,585)	$5,430,783	100.00%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$167,209	$13,302	$—	$180,511	3.32%
2013	538,895	174,763	—	713,658	13.14%
2014	451,467	104,323	—	555,790	10.23%
2015	469,489	268,598	(1,261)	736,826	13.57%
2016	773,050	27,344	(30,828)	769,566	14.17%
2017	563,890	138,076	(18,213)	683,753	12.59%
2018	156,742	54,926	—	211,668	3.90%
2019	84,714	—	—	84,714	1.56%
2020	196,993	—	(1,143)	195,850	3.61%
2021	657,860	—	(827)	657,033	12.10%
2022	632,421	18,810	(16,542)	634,689	11.69%
Face Amount of Debt	4,692,730	800,142	(68,814)	5,424,058	99.88%
Net Premiums (Discounts) on Debt	8,660	(164)	(1,771)	6,725	0.12%
Total	$4,701,390	$799,978	$(70,585)	$5,430,783	100.00%

Debt Covenant Compliance Ratios

Covenant	Required	Actual	In Compliance
Debt to Gross Asset Value	<65%	52.5%	Yes
Interest Coverage Ratio *	>1.75x	2.59x	Yes
Debt Service Coverage Ratio *	>1.50x	2.00x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three and Nine Months of September 30, 2012

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	576,979	$35.73	$37.70	5.5%	$38.85	8.7%
Stabilized malls	507,336	37.85	40.09	5.9%	41.33	9.2%
New leases	104,239	43.82	48.60	10.9%	51.29	17.1%
Renewal leases	403,097	36.30	37.89	4.4%	38.75	6.7%

Year-to-Date:
All Property Types (1)	2,076,450	$37.98	$39.94	5.1%	$41.25	8.6%
Stabilized malls	1,893,767	39.64	41.83	5.5%	43.21	9.0%
New leases	350,431	43.59	51.53	18.2%	54.57	25.2%
Renewal leases	1,543,336	38.74	39.63	2.3%	40.63	4.9%

Total Leasing Activity

Square Feet
Quarter:
Operating portfolio:
New leases	293,443
Renewal leases	1,040,089
Development portfolio	44,209
Total leased	1,377,741

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2012	2011
Stabilized malls	$29.21	$29.33
Non-stabilized malls (4)	22.77	24.19
Associated centers	11.85	11.68
Community centers	15.47	13.56
Office buildings	18.57	17.71

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3) Average annual base rents per square foot are based on contractual rents in effect as of September 30, 2012, including the impact of any rent concessions.
(4) Includes The Outlet Shoppes at Oklahoma City in 2012 and The Outlet Shoppes at Oklahoma City and Pearland Towne Center in 2011.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of of September 30, 2012

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	163	826,674	3.1%
2	Foot Locker, Inc.	172	669,221	2.35%
3	AE Outfitters Retail Company	87	514,740	2.07%
4	The Gap, Inc.	76	860,521	1.78%
5	Signet Group plc (2)	113	204,112	1.71%
6	Abercrombie & Fitch, Co.	77	522,271	1.61%
7	JC Penney Company, Inc. (3)	75	8,643,874	1.61%
8	Genesco Inc. (4)	195	291,793	1.56%
9	Dick's Sporting Goods, Inc.	22	1,272,713	1.48%
10	Luxottica Group, S.P.A. (5)	130	287,289	1.36%
11	Dress Barn, Inc. (6)	124	584,708	1.3%
12	Express Fashions	49	409,730	1.3%
13	Aeropostale, Inc.	88	319,819	1.26%
14	Finish Line, Inc.	70	370,604	1.21%
15	Zale Corporation	132	135,441	1.2%
16	New York & Company, Inc.	50	357,670	1.05%
17	Best Buy Co., Inc. (7)	67	554,025	1.02%
18	Forever 21 Retail, Inc.	22	339,954	0.97%
19	Sun Capital Partners, Inc. (8)	53	649,180	0.91%
20	The Buckle, Inc.	50	250,564	0.9%
21	Charlotte Russe Holding, Inc.	52	356,146	0.86%
22	The Children's Place Retail Stores, Inc.	59	260,812	0.84%
23	Claire's Stores, Inc.	120	142,419	0.8%
24	Barnes & Noble Inc.	20	728,409	0.78%
25	Pacific Sunwear of California	59	219,311	0.75%
		2,125	19,772,000	33.78%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	JC Penney Co., Inc. owns 36 of these stores.
(4)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(5)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Best Buy Co., Inc. operates Best Buy and Best Buy Mobile.
(8)	Sun Capital Partners, Inc. operates Gordmans, Life Uniform, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three and Nine Months of September 30, 2012

Capital Expenditures
(In thousands)

	Three Months	Nine Months

Tenant allowances	$12,696	$39,080

Renovations	11,039	16,700

Deferred maintenance:
Parking lot and parking lot lighting	5,192	12,233
Roof repairs and replacements	2,705	6,528
Other capital expenditures	5,221	12,289
Total deferred maintenance expenditures	13,118	31,050

Total capital expenditures	$36,853	$86,830

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

	2012	2011
Quarter ended:
March 31,	$533	$412
June 30,	950	744
September 30,	934	721
December 31,	—	1,104
	$2,417	$2,981

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of of September 30, 2012

Properties Opened During the Nine Months Ended September 30, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Yield
Community Center Expansions:
The Forum at Grandview - Phase II	Madison, MS	83,060	$16,826	$12,670	April-12	7.6%

Mall Redevelopment:
Foothills Mall/Plaza - Carmike Cinemas	Maryville, TN	45,276	$8,337	$8,708	March-12	7.3%

Total Properties Opened		128,336	$25,163	$21,378

Properties Under Development at September 30, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Yield
Community Center Expansions:
Waynesville Commons (c)	Waynesville, NC	127,585	$9,987	$9,336	Fall-12	10.6%
The Crossings at Marshalls Creek	Middle Smithfield, PA	104,525	18,983	9,373	Summer-13	9.8%
		232,110	$28,970	$18,709

Mall Expansions:
The Shoppes at Southaven Towne Center - Phase I	Southaven, MS	15,557	$1,828	$1,733	Fall-12	16.4%

Outlet Centers:
The Outlet Shoppes at Atlanta (d)	Woodstock, GA	370,456	$80,490	$21,765	Summer-13	10.0%
The Outlet Shoppes at Oklahoma City - Phase II (d)	Oklahoma City, OK	27,850	6,668	3,460	Fall-12	11.4%
		398,306	$87,158	$25,225

Mall Redevelopments:
Monroeville Mall - JC Penney/Cinemark (e)	Pittsburgh, PA	464,792	$26,178	$8,448	Fall-12/Winter-13	7.6%

Total Under Development		1,110,765	$144,134	$54,115

(a) Total Cost is presented net of reimbursements to be received.
(b) Cost to Date does not reflect reimbursements until they are received.
(c) Waynesville Commons opened October 12, 2012.
(d) The Outlet Shoppes at Atlanta and The Outlet Shoppes at Oklahoma City are 75/25 joint ventures. Total cost and cost to date are reflected at 100 percent.
(e) JC Penney opened October 5, 2012.